Supplement Dated August 27, 2021

to the

Prospectus Dated May 1, 2021

and the

Statement of Additional Information Dated May 1, 2021

for the

Farmers Variable Universal Life

issued by

Farmers New World Life Insurance Company

through its

Farmers Variable Life Separate Account A

This Supplement updates certain information in your Farmers Variable Universal Life insurance policy (the “Policy”) Prospectus and Statement of Additional Information. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Deutsche DWS Variable Series I - DWS Bond VIP

The Board of Trustees of Deutsche DWS Variable Series I has authorized the termination and liquidation of the DWS Bond VIP (the “fund”) effective October 28, 2021.

Accordingly, on October 28, 2021, the Fund will be closed to any investments and any units still held in the Farmers Variable Life Separate Account A will be liquidated. The units will be priced as of the market close on October 28, 2021. The total value of the Fund on this date will be transferred automatically to the DWS Government Money Market VIP Subaccount.

Policyowners will be notified of this action at least 30 days in advance of October 28, 2021 with options including re-allocation of their assets prior to October 28, 2021. Transfers out of the DWS Bond VIP to another Subaccount (or Fixed Account) will not be assessed a transfer charge or count against the 12 transfers each policy year that are free of charge.